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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 6, 2003


                                 iVillage Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                   000-25469                  13-3845162
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     (State or Other            (Commission File             (IRS Employer
     Jurisdiction of                Number)               Identification No.)
     Incorporation)



500 Seventh Avenue, New York, New York                    10018
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(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events and Required FD Disclosure.

         The Board of Directors of iVillage Inc. ("iVillage") has designated Thursday, October 9, 2003 as the date of iVillage's 2003 Annual Meeting of Stockholders (the "Annual Meeting"). Only holders of record as of the close of business on August 25, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

         According to iVillage's By-Laws, a stockholder may nominate one or more persons for election as directors at the Annual Meeting or propose business to be brought before the Annual Meeting only if such stockholder has given timely notice in proper written form of the stockholder's intent to make such nomination(s) or propose such business. To be timely, such notice must be received by iVillage, in the form, substance and manner specified by the By-Laws, a reasonable time before iVillage begins its solicitation for the Annual Meeting. Presently, iVillage expects to commence its solicitation within a few days following the Record Date for the Annual Meeting.

THE FOREGOING IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE A SOLICITATION BY iVILLAGE OF A PROXY, CONSENT OR AUTHORIZATION FOR OR WITH RESPECT TO THE ANNUAL MEETING. ANY SUCH SOLICITATION BY iVILLAGE WILL BE MADE ONLY PURSUANT TO A PROXY STATEMENT AND OTHER SOLICITATION MATERIALS COMPLYING WITH ALL APPLICABLE REQUIREMENTS OF SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1 Press Release dated August 6, 2003 regarding iVillage Inc.'s announcement of its financial results as of and for the three and six month periods ended June 30, 2003 and certain other information.


Item 12. Results of Operations and Financial Condition.

         On August 6, 2003, iVillage issued a press release announcing its financial results as of and for the three and six month periods ended June 30, 2003 and certain other information. A copy of iVillage's press release announcing these financial results and certain other information is attached as
Exhibit 99.1 hereto and is incorporated by reference into this Report.

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         The information in this Item 12 and the Exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

         The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or "GAAP". In order to fully assess iVillage's financial operating results, management believes that certain non-GAAP financial information is of interest to investors because this information provides additional methods of evaluating iVillage's performance from period to period on a comparable basis not otherwise apparent on a GAAP basis, since many one-time or infrequent charges do not meet the GAAP definition of unusual non-recurring items. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, iVillage has provided within the press release a presentation of the nearest comparable GAAP financial measures and a reconciliation of the differences between the GAAP and non-GAAP financial measures presented.

         To supplement iVillage's consolidated financial statements presented in accordance with GAAP, management uses non-GAAP measures of operating results and net income, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of iVillage's current financial performance and prospects for the future. Specifically, management believes the non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that are not indicative of iVillage's core operating results. In addition, since iVillage has historically reported non-GAAP results to the investment community, management believes the inclusion of non-GAAP financial measures provides consistency in iVillage's financial reporting. Further, these non-GAAP financial measures are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             iVillage Inc.
                                             (Registrant)

         Date:  August 6, 2003               By:  /s/ Scott Levine
                                                  ------------------------------
                                                 Scott Levine
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
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99.1     Press Release dated August 6, 2003 regarding iVillage Inc.'s announcement of its financial results as of and for the three and six month periods ended June 30, 2003 and certain other information.